EXHIBIT 10.21


                                                  April 29, 1996

MEDICAL STERILIZATION, INC.
225 Underhill Blvd.
Syosset, NY  11701

                                   RE:FINANCING AGREEMENT
                                   DATED: October 17, 1994
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It is mutual1y  agreed that the above  mentioned  agreement  between us shall be amended as hereinafter provided:

- The rate of advance specified in paragraph 1.l is hereby amended to read: seventy-five (75%) percent.

- The renewal date specified in the first sentence of Paragraph 9.l is hereby amended to read: January 31, 1998.

The foregoing amendment shall be effective as of: May 1, l996. In all other respects the terms and conditions of the aforesaid agreement, as the same may have heretofore been amended, shall remain unchanged.

                                   ROSENTHAL & ROSENTHAL, INC.

                                   By: /s/ Illegible
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THE FOREGOING IS ACKNOWLEDGED
AND AGREED TO:

MEDICAL STERILIZATION INC.

By: /s/ Paul V. Rossi
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